EXHIBIT B

                          MONEYLINE NETWORKS, LLC
                          -----------------------

Board of Managers

Name                          Principal Occupation                 Name, Business and Address Where Employed
----                          --------------------                 -----------------------------------------

Lawrence Kinsella             Executive Vice President and Chief   Moneyline Telerate Holdings
                              Financial Officer of Moneyline       233 Broadway
                              Telerate Holdings                    New York, NY 10279

Jonathan Robson*              Chief Executive Officer              Moneyline Telerate Holdings
                                                                   233 Broadway
                                                                   New York, NY 10279

Alexander Russo               Executive Vice President, Business   Moneyline Telerate Holdings
                              Development and General Counsel      233 Broadway
                                                                   New York, NY 10279

David Walsh                   Partner                              One Equity Partners
                                                                   320 Park Avenue, 18th Floor
                                                                   New York, NY 10022


* Mr. Robson is a citizen of the United Kingdom.



Executive Officers
------------------

Name                                                    Title
----                                                    -----

David Walsh                                             President
Lawrence Kinsella                                       Executive Vice President and Chief Financial Officer
Alexander Russo                                         Executive Vice President, Business Development and
                                                            General Counsel


                        MONEYLINE TELERATE HOLDINGS
                        ---------------------------

Directors

Name                          Principal Occupation                 Name, Business and Address Where Employed
----                          --------------------                 -----------------------------------------

Bernard Battista              President                            Moneyline Telerate Holdings
                                                                   233 Broadway
                                                                   New York, NY 10279

George Bobotis                Chairman                             Quick America
                                                                   2 Wall Street
                                                                   New York, NY 10005

Richard M. Cashin, Jr.        Chairman                             One Equity Partners
                                                                   320 Park Avenue, 18th Floor
                                                                   New York, NY 10022

Jonathan Robson*              Chief Executive Officer              Moneyline Telerate Holdings
                                                                   233 Broadway
                                                                   New York, NY 10279

Daniel J. Selmonosky          Partner                              One Equity Partners
                                                                   320 Park Avenue, 18th Floor
                                                                   New York, NY 10022

Richard W. Smith              Managing Partner                     Allegra Partners
                                                                   515 Madison Avenue
                                                                   New York, NY 10022

David Walsh                   Partner                              One Equity Partners
                                                                   320 Park Avenue, 18th Floor
                                                                   New York, NY 10022

David Weinberg                                                     DLW Group
                                                                   139 West 19th Street
                                                                   New York, NY 10011



Executive Officers
------------------

Name                                                    Title
----                                                    -----

Jonathan Robson*                                        Chief Executive Officer
Bernard Battista                                        President
Lawrence Kinsella                                       Executive Vice President and Chief Financial Officer
Lawerence Ng                                            Executive Vice President and Chief Information
                                                                    Officer
Alexander Russo                                         Executive Vice President, Corporate Development and
                                                            General Counsel


                      BANK ONE INVESTMENT CORPORATION
                      -------------------------------

Directors
---------

Name                          Principal Occupation                 Name, Business and Address Where Employed
----                          --------------------                 -----------------------------------------

Richard M. Cashin, Jr.        Chairman                             One Equity Partners
                                                                   320 Park Avenue, 18th Floor
                                                                   New York, NY 10022


Executive Officers
------------------

Name                                                    Title
----                                                    -----

Richard M. Cashin, Jr.                                  Chairman of the Board and President
Michael E. Brost                                        Senior Vice President and Assistant Treasurer
Constance T. Teska                                      Senior Vice President
Daniel J. Selmonosky                                    Managing Director



                        BANC ONE CAPITAL CORPORATION
                        ----------------------------

Directors
---------

Name                          Principal Occupation                 Name, Business and Address Where Employed
----                          --------------------                 -----------------------------------------

Richard M. Cashin, Jr.        Chairman                             One Equity Partners
                                                                   320 Park Avenue, 18th Floor
                                                                   New York, NY 10022

Sarah L. McClelland           Executive Vice President             Bank One Corporation
                                                                   1 Bank One Plaza
                                                                   Chicago, IL 60670

Charles W. Scharf             Executive Vice President             Bank One Corporation
                                                                   1 Bank One Plaza
                                                                   Chicago, IL 60670


Executive Officers
------------------

Name                                                    Title
----                                                    -----

Charles W. Scharf                                       Chairman of the Board
William P. Kusack, Jr.                                  Managing Director
Francisco J. Pereiro                                    Managing Director
Michael E. Brost                                        Senior Vice President
Mit C. Buchanan                                         Managing Director
Timothy A. Dugan                                        Managing Director
Stephen L. Eastwood                                     Senior Vice President
John M. Eber                                            Managing Director
James N. Eligator                                       Managing Director
Paul A. Gargula                                         Managing Director
Eric M. Hillenbrand                                     Senior Vice President
Jeffery V. Holway                                       Managing Director
Norma J. Lauder                                         Senior Vice President
Patrick J. McCarthy                                     Managing Director
Burton E. McGillivray                                   Senior Vice President
Christie S. McNab                                       Managing Director
Maurice E. Moore                                        Managing Director
Jean F. Nagatani                                        Managing Director
Patrick J. Nash                                         Managing Director
Christine Stevens                                       Managing Director
Aloysius T. Stonitsch                                   Managing Director
Constance T. Teska                                      Senior Vice President


                       BANK ONE FINANCIAL CORPORATION
                       ------------------------------

Directors
---------

Name                          Principal Occupation                 Name, Business and Address Where Employed
----                          --------------------                 -----------------------------------------

Michael J. Cavanagh           Treasurer                            Bank One Corporation
                                                                   1 Bank One Plaza
                                                                   Chicago, IL 60670

Charles W. Scharf             Executive Vice President             Bank One Corporation
                                                                   1 Bank One Plaza
                                                                   Chicago, IL 60670


Executive Officers
------------------

Name                                                    Title
----                                                    -----

Charles W. Scharf                                       Chairman of the Board
David H. Schabes                                        Senior Vice President


                            BANK ONE CORPORATION
                            --------------------

Directors
---------

Name                            Principal Occupation               Name, Business and Address Where Employed
----                            --------------------               -----------------------------------------

James Dimon                     Chairman of the Board              Bank One Corporation
                                                                   1 Bank One Plaza
                                                                   Chicago, IL 60670
James S. Crown                  General Partner                    Henry Crown and Company
                                                                   222 North LaSalle Street
                                                                   Suite 2000
                                                                   Chicago, IL 60601

John H. Bryan                   Retired Chairman and Chief         Sara Lee Corporation
                                Executive Officer                  Three First National Plaza
                                                                   Suite 4400
                                                                   Chicago, IL 60602

Dr. Maureen A. Fay, O.P.        President                          University of Detroit Mercy
                                                                   4001 West McNichols
                                                                   Detroit, MI 48221

John R. Hall                    Retired Chairman and Chief         Ashland, Inc.
                                Executive Officer                  50 E. RiverCenter Blvd.
                                                                   Covington, KY 41012

Laban P. Jackson, Jr.           Chairman and Chief Executive       Clear Creek Properties, Inc.
                                Officer                            2365 Harrodsburg Rd. #B230
                                                                   Lexington, KY 40504

John W. Kessler                 Owner                              The New Albany Company
                                                                   6525 W. Campus Oval #100
                                                                   New Albany, OH 43054

Richard A. Manoogian            Chairman and Chief Executive       Masco Corporation
                                Officer                            21001 Van Born Road
                                                                   Taylor, MI 48180

William T. McCormick, Jr.       Chairman and Chief Executive       CMS Energy Corporation
                                Officer                            330 Town Center Drive
                                                                   Dearborn, MI 48126

David C. Novak                  Chairman and Chief Executive       Tricon Global Restaurants, Inc.
                                Officer                            1441 Gardiner Lane
                                                                   Louisville, KY 40213

John W. Rogers, Jr.             Chairman and Chief Executive       Ariel Capital Management, Inc.
                                Officer                            200 E. Randolph Street, Suite 2900
                                                                   Chicago, IL 60601

Frederick P. Stratton, Jr.      Chairman of the Board              Briggs & Stratton Corporation
                                                                   12301 W. Wirth Street
                                                                   Milwaukee, WI 53222



Officers
--------

Name                                          Title
----                                          -----

James Dimon                                   Chairman of the Board and Chief Executive Officer
Austin A. Adams                               Executive Vice President
Linda Bamman                                  Executive Vice President
James S. Boshart, III                         Executive Vice President
David E. Donovan                              Executive Vice President
Christine A. Edwards                          Executive Vice President
Philip G. Heasley                             Executive Vice President
Larry L. Helm                                 Executive Vice President
David J. Kundert                              Executive Vice President
Sarah L. McClelland                           Executive Vice President
Heidi G. Miller                               Executive Vice President
Tyree B. Miller                               Executive Vice President
Charles W. Scharf                             Executive Vice President
R. Michael Welborn                            Executive Vice President